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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 2

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                JANUARY 20, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                  SYBASE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                        000-19395                       94-2951005
   (STATE OF INCORPORATION)        (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)



                              6475 CHRISTIE AVENUE
                              EMERYVILLE, CA 94608

             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF REGISTRANT)


                                 (510) 922-3500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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                              AMENDMENT TO FORM 8-K

         The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on February 3, 2000 (the "Form 8-K") and previously amended by the Registrant's Current Report on Form 8K/A filed on April 3, 2000. The capitalized terms not otherwise defined herein shall have the meaning ascribed to those terms in the Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  The following financial statements of Home Financial Network, Inc. (renamed On-Line Financial Services, Inc. in connection with the Merger and subsequently renamed Financial Fusion, Inc.), a Delaware corporation ("HFN"), for the periods specified below are attached hereto as Exhibits 99.1:

                  1. HFN Audited Financial Statements for the years ended
                     December 31, 1999 and 1998.


         (b)      Unaudited Pro Forma Condensed Combining Financial Information.

         The following unaudited pro forma condensed combining financial information for the periods specified below are attached hereto as Exhibit 99.2:

                  1. Unaudited Pro Forma Condensed Combining Balance Sheet as of
                     December 31, 1999;

                  2. Unaudited Pro Forma Condensed Combining Statement of
                     Operations for the year ended December 31, 1999; and

                  3. Notes to the Unaudited Pro Forma Condensed Combining
                     Financial Information.

                                    EXHIBITS

Exhibit No.          Description
-----------          -----------
23.1.                Consent of Pricewaterhouse Coopers LLP, Independent Auditors
99.1                 HFN Audited Financial Statements for the years ended December 31, 1999 and
                     1998
99.2                 Unaudited Pro Forma Condensed Combining Financial Information
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2000

                                        SYBASE, INC.


                                        By: /s/ DANIEL R. CARL
                                           -------------------------------------
                                        Title: Vice President,
                                               General Counsel and
                                               Secretary